UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12
FirstEnergy Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

FIRSTENERGY CORP.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2024

Under the federal securities laws and the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for FirstEnergy Corp.’s Annual Meeting of Shareholders are available on the Internet (the “Notice”) at www.FirstEnergyCorp.com/AnnualMeeting. This Notice is NOT a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting.

WHEN AND WHERE IS THE SHAREHOLDERS’ MEETING?

The 2024 Annual Meeting of Shareholders of FirstEnergy Corp. will be held on Wednesday, May 22, 2024, at 8:00 a.m., EDT in an online-only live format, at http://www.cesonlineservices.com/fe24_vm. You will not be able to attend this meeting in person. To attend the virtual Annual Meeting please register at http://www.cesonlineservices.com/fe24_vm no later than 9:00 a.m., EDT on May 21, 2024. Online access will begin at 7:30 a.m., EDT on May 22, 2024.

WHAT MATTERS ARE BEING VOTED ON AT THE ANNUAL MEETING OF SHAREHOLDERS?

1.

Election of 10 Directors: Heidi L. Boyd, Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, James F. O’Neil III, John W. Somerhalder II, Brian X. Tierney, Leslie M. Turner and Melvin Williams;

2.	Ratify the Appointment of the Independent Registered Public Accounting Firm for 2024;

3.	Approve, on an Advisory Basis, Named Executive Officer Compensation;

4.	Consider a Shareholder Proposal Regarding Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans;

5.	Consider a Shareholder Proposal to Amend Clawback Policy; and

6.	Consider a Shareholder Proposal Regarding Report on Financial Statement Assumptions and Climate Change.

WHAT DOES YOUR BOARD OF DIRECTORS RECOMMEND?

Your Board of Directors recommends a vote:

1.	FOR the Election of All of the Nominees Listed in Item 1;

2.	FOR the Ratification of the Appointment of the Independent Registered Public Accounting Firm for 2024 (Item 2);

3.	FOR the Advisory Vote to Approve Named Executive Officer Compensation (Item 3);

4.	AGAINST the Shareholder Proposal Regarding Report on Feasibility of Integrating Climate-Related Measures into the Company’s Compensation Plans (Item 4);

5.	AGAINST the Shareholder Proposal to Amend Clawback Policy (Item 5); and

6.	AGAINST the Shareholder Proposal Regarding Report on Financial Statement Assumptions and Climate Change (Item 6).

FIRSTENERGY CORP.

Easy Online Access – A Convenient Way to View Proxy Materials and Vote. When you go online to view proxy materials, you can vote your shares:
Step 1:	To view and/or print the proxy materials, go to www.FirstEnergyCorp.com/AnnualMeeting.
Step 2:	To vote, go to www.FirstEnergyCorp.com/AnnualMeeting and click on Vote Now.
Step 3:	Enter the control number (located by the arrow in the box below) and follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to vote.

Vote at the virtual Annual Meeting: If you plan to attend the virtual Annual Meeting, please register at http://www.cesonlineservices.com/fe24_vm no later than 9:00 a.m., EDT on May 21, 2024.

The following proxy materials can be viewed at www.FirstEnergyCorp.com/AnnualMeeting:

•	2024 Proxy Statement

•	2023 Annual Report to Shareholders

HOW CAN I REQUEST A FULL PAPER SET OR EMAIL OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OR FOR FUTURE SHAREHOLDER MEETINGS?

If you want to receive a paper or email copy of the proxy materials for the 2024 Annual Meeting or on an ongoing basis for future shareholder meetings, you must request a copy. If you do not make this request, you will not otherwise receive a paper or email copy. There is no charge to you for requesting a copy. You will be asked to provide the 11-digit control number located by the arrow in the box below. Please make your request for a copy of the proxy materials for the 2024 Annual Meeting on or before May 8, 2024, to facilitate timely delivery.

To request a paper or email copy of the proxy materials for the 2024 Annual Meeting or for future shareholder meetings:

1.	Internet: Access the website, www.SendMaterial.com and follow the instructions provided; or
2.	Telephone: Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided; or
3.

Email: Send an email to papercopy@SendMaterial.com with your 11-digit control number in the Subject line. To request a paper copy of the proxy materials and proxy card in the future, please include this request in the body of the email.